FIRST AMENDMENT TO
                                 LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT dated as of June 1, 1997 (this "Amendment"), is between QUAD CITY HOLDINGS, INC., a Delaware corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower Quad City Bancard, Inc. ("Bancard") and the Bank entered into a Loan Agreement dated as of May 15, 1997 (the "Agreement"); and

         WHEREAS, the Borrower and the Bank desire to amend the Agreement by, among other things, deleting Bancard therefrom, as more fully described herein.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

         2. AMENDMENTS TO THE AGREEMENT.

             2.1 Amendment to Preamble to the Agreement. The Preamble to the Agreement is hereby amended as of the date hereof by restating it in its entirety, as follows:

         "This LOAN AGREEMENT (the "Agreement"), dated as of May 15, 1996, is entered into between QUAD CITY HOLDINGS, INC., a Delaware corporation (the "Borrower") and LASALLE NATIONAL BANK, a national banking association (the "Bank")."

All other references in the Agreement to the "Borrowers" and all references to "Holdings" shall, as of the date hereof, be deemed references to the "Borrower". All references in the Agreement to "Bancard" shall be deleted.

             2.2 Amendment to the Recitals of the Agreement. The Recitals of the Agreement are hereby amended as of the date hereof by replacing the first three paragraphs thereof, as follows:

                  "WHEREAS, the Borrower desires to borrow from the Bank, on a revolving credit basis, an amount not to exceed FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000); and

                  WHEREAS, Bank is willing to establish a revolving credit facility in favor of the Borrower in an amount not to exceed up to FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000), in accordance with the terms, subject to the conditions and in reliance on the representations, warranties and covenants set forth herein and in the other documents and instruments entered into or delivered in connection with or relating to the loan contemplated in this Agreement; and"

             2.3 Amendment to Section 1 of the Agreement. Section 1 of the Agreement is hereby amended as of the date hereof by restating it in its entirety, as follows:

                  "1.  Commitment of the Bank.  The Bank agrees to extend a loan
         (the "Loan") to the Borrower in a principal amount not to exceed FOUR MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($4,500,000), evidenced by the Note (as such term is defined below). The Loan shall be secured by the Pledge Agreement (as such term is defined below) in accordance with the terms and subject to the conditions set forth in this Agreement, the Note and the Pledge Agreement."

             2.4 Amendment to Section 3(i) of the Agreement. Section 3(i) of the Agreement is hereby amended as of the date hereof by restating it in its entirety, as follows:

             "3. Note Evidencing Borrowing. The Loan shall be evidenced by a promissory note (the "Note") executed by the Borrower in the principal amount of $4,500,000 and shall be in the form of Exhibit A-1 attached hereto. Without in any way limiting the terms of the Note:"
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             2.5 Amendment to Section 3(i)(a) of the Agreement.  Section 3(i)(a)
of the Agreement is hereby amended as of the date hereof by deleting the date "July 1, 1996" and substituting therefor the date "July 1, 1997".

             2.6 Amendment to Section 3(ii) of the Agreement. Section 3(ii) of the Agreement is hereby amended as of the date hereof by deleting it in its entirety and substituting the following in lieu thereof:

         "[Intentionally Deleted]."

             2.7 Amendment to Section 6(l) of the Agreement. Section 6(l) of the Agreement is hereby amended as of the date hereof by deleting the phrase "or the L/C Facility" therefrom.

             2.8 Amendment to Section 7(e) of the Agreement. Section 7(e) of the Agreement is hereby amended as of the date hereof by restating it in its entirety, as follows:

                  "(e) cause the Borrower to maintain tangible equity capital of not less than $11,000,000 at December 31, 1997 and at all times thereafter. For the purposes of this Section 7(e), "tangible equity capital" shall mean the sum of the common stock, surplus and retained earning accounts reduced by the amount of any goodwill;"

             2.9 Amendment to Section 7(f) of the Agreement. Section 7(f) of the Agreement is hereby amended as of the date hereof by deleting it in its entirety, as follows:

                  "(f) cause the ratio of nonperforming loans to the primary capital of the Subsidiary to be not more than thirty percent (30%) at all times. For purposes of this Section 7(f), "primary capital" shall mean the sum of the common stock, surplus and retained earning accounts plus the reserve for loan and lease losses and "nonperforming loans" shall mean the sum of all non-accrual loans and loans on which any payment is ninety (90) or more days past due;"

        3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

             3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

             3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

             3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

             3.4 No Default.  As of the date hereof,  no Event of Default  under
Section 9 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

             3.5 Warranties. As of the date hereof, the representations and warranties in Section 5 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.
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        4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

             (a) This Amendment, duly executed by the Borrower;

             (b) A Replacement Revolving Credit Note in the form of Exhibit A-1 attached hereto, duly executed by the Borrower;

             (c) A First Amendment to Pledge and Security Agreement, duly executed by the Borrower; and

             (d) Such other documents and instruments as the Bank reasonably requests.

        5. GENERAL.

             5.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

             5.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

             5.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.


LASALLE NATIONAL BANK               QUAD CITY HOLDINGS, INC.


By:                                 By:
Its:                                Its:

9/22/98